Exhibit 99.1

ICI MUTUAL INSURANCE COMPANY,
a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 13

INSURED		BOND NUMBER
JNL Series Trust		05680124B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE

October 21, 2024	January 1, 2024 to January 1, 2025	/S/ Swenitha Nali

In consideration of the premium charged for this Bond, it is hereby understood and agreed that Item 1 of the Declarations, Name of Insured, shall include the following:

o	JNL/American Funds Moderate Allocation Fund
o	JNL/JPMorgan Nasdaq® Hedged Equity Fund
o	JNL/T. Rowe Price Capital Appreciation Equity Fund, each a series fund of:

JNL Series Trust

RN0001.1-00 (07/21)
Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.

ICI MUTUAL INSURANCE COMPANY,
a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 14

INSURED		BOND NUMBER
JNL Series Trust		05680124B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE

October 21, 2024	January 1, 2024 to January 1, 2025	/S/ Swenitha Nali

In consideration of the premium charged for this Bond, it is hereby understood and agreed that the name of the Insured identified in Item 1 of the Declarations, Name of Insured, as

o	JNL/Lazard International Strategic Equity Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/Lazard International Quality Growth Fund, a series fund of:
JNL Series Trust

o	JNL/Heitman U.S. Focused Real Estate Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/Cohen & Steers U.S. Realty Fund, a series fund of:
JNL Series Trust

o	JNL/WMC Government Money Market Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/Dreyfus Government Money Market Fund, a series fund of:
JNL Series Trust

o
o	JNL/Goldman Sachs Managed Conservative Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/JPMorgan Managed Conservative Fund, a series fund of:
JNL Series Trust

o	JNL/Goldman Sachs Managed Moderate Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/JPMorgan Managed Moderate Fund, a series fund of:
JNL Series Trust

o	JNL/Goldman Sachs Managed Moderate Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/JPMorgan Managed Moderate Growth Fund, a series fund of:
JNL Series Trust

o	JNL/Goldman Sachs Managed Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/JPMorgan Managed Growth Fund, a series fund of:
JNL Series Trust

o	JNL/Goldman Sachs Managed Aggressive Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/JPMorgan Managed Aggressive Growth Fund, a series fund of:
JNL Series Trust

o
o	JNL iShares Tactical Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL Growth ETF Allocation Fund, a series fund of:
JNL Series Trust

o	JNL iShares Tactical Moderate Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL Moderate Growth ETF Allocation Fund, a series fund of:
JNL Series Trust

o	JNL iShares Tactical Moderate Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL Moderate ETF Allocation Fund, a series fund of:
JNL Series Trust

o	JNL/PPM America Floating Rate Income Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL Multi-Manager Floating Rate Income Fund, a series fund of:
JNL Series Trust

o	JNL/T. Rowe Price Established Growth Fund, a series fund of:
JNL Series Trust

is changed to:

o	JNL/T. Rowe Price Growth Stock Fund, a series fund of:
JNL Series Trust

RN0008.0-00 (01/02)
Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.

CI MUTUAL INSURANCE COMPANY,
a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 15

INSURED		BOND NUMBER
JNL Series Trust		05680124B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE

October 21, 2024	January 1, 2024 to January 1, 2025	/S/ Swenitha Nali

In consideration of the premium charged for this Bond, and notwithstanding Item 1 of the Declarations, Name of Insured, or any other Rider to this Bond, it is hereby understood and agreed that the following shall not be Insureds under this Bond:

o	JNL/Baillie Gifford U.S. Equity Growth Fund, each a series fund of:
JNL Series Trust

RN0002.0-00 (01/02)
Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.